Exhibit 99.2

Attachment 1: Reclassified Consolidated Financial Statements (GAAP Basis)

INTERNATIONAL BUSINESS MACHINES CORPORATION

RECLASSIFIED CONSOLIDATED FINANCIAL STATEMENTS

	Three Months		Three Months		Three Months		Three Months		Twelve Months
	Ended March 31		Ended June 30		Ended September 30		Ended December 31		Ended December 31
(Dollars in millions except per share amounts)	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Revenue	18,155	18,684	19,289	20,238	19,153	19,226	22,543	21,770	79,139	79,919

Gross Profit*	7,944	8,742	8,968	9,759	8,981	9,068	11,049	10,947	36,943	38,516

Expense and other (income):
Selling, general and administrative*	5,027	5,970	5,033	5,287	4,606	4,693	5,013	4,920	19,680	20,869
Research, development and engineering*	1,484	1,450	1,436	1,459	1,291	1,391	1,378	1,426	5,590	5,726
Intellectual property and custom development income	(445)	(217)	(365)	(365)	(308)	(528)	(348)	(521)	(1,466)	(1,631)
Total other (income) and expense*	319	358	273	162	159	92	374	(19)	1,125	593
Other (income) and expense - retirement-related*	347	106	349	125	273	100	371	116	1,341	448
Other (income) and expense	(28)	253	(76)	37	(114)	(8)	2	(136)	(216)	145
Interest expense	135	147	147	167	168	158	164	157	615	630
Total expense and other (income)*	6,521	7,708	6,525	6,710	5,917	5,805	6,580	5,962	25,543	26,186

Income from continuing operations before income taxes	1,424	1,034	2,443	3,049	3,065	3,263	4,469	4,986	11,400	12,330

Provision for/(benefit from) income taxes	(329)	(983)	111	544	339	409	5,522	480	5,642	449

Income from continuing operations	1,753	2,016	2,332	2,505	2,726	2,854	(1,053)	4,505	5,758	11,881

Earnings/(loss) per share of common stock:
Assuming dilution:
Continuing operations	$1.85	$2.09	$2.48	$2.61	$2.92	$2.98	-$ 1.14	$4.73	$6.14	$12.39

*Reclassified to reflect adoption of the FASB guidance on presentation of net periodic pension and nonpension postretirement benefit costs

Attachment 2: Reclassified Non-GAAP Supplementary Materials

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP TO OPERATING BRIDGES

(UNAUDITED)

$ in millions, except for EPS numbers

For the twelve months ended December 31, 2017

	GAAP	ACQUISITION ADJUSTMENTS		RETIREMENT ADJUSTMENTS		TAX REFORM ONE-TIME CHARGE		OPERATING

Gross Profit	36,943	449		—		—		37,392
Gross Profit Margin	46.7%	0.6	Pts	—		—		47.2%
SG&A	19,680	(509)		—		—		19,170
RD&E	5,590	—		—		—		5,590
Other Income & Expense	1,125	(39)		(1,341)		—		(255)
Total Expense & Other Income	25,543	(548)		(1,341)		—		23,654
Pre-Tax Income from Continuing Operations	11,400	997		1,341		—		13,738
PTI Margin from Continuing Operations	14.4%	1.3	Pts	1.7	Pts	—		17.4%
Tax	5,642	279		485		(5,475)		931
Tax Rate	49.5%	-1.6	Pts	-1.3	Pts	-39.9	Pts	6.8%
Income from Continuing Operations	5,758	718		856		5,475		12,807
Income Margin from Continuing Operations	7.3%	0.9	Pts	1.1	Pts	6.9	Pts	16.2%
Diluted EPS from Continuing Operations	6.14	0.77		0.91		5.84		13.66

For the twelve months ended December 31, 2016

	GAAP	ACQUISITION ADJUSTMENTS		RETIREMENT ADJUSTMENTS		TAX REFORM ONE-TIME CHARGE	OPERATING

Gross Profit	38,516	494		—		—	39,010
Gross Profit Margin	48.2%	0.6	Pts	—		—	48.8%
SG&A	20,869	(501)		—		—	20,368
RD&E	5,726	—		—		—	5,726
Other Income & Expense	593	(7)		(448)		—	138
Total Expense & Other Income	26,186	(508)		(448)		—	25,230
Pre-Tax Income from Continuing Operations	12,330	1,003		448		—	13,780
PTI Margin from Continuing Operations	15.4%	1.3	Pts	0.6	Pts	—	17.2%
Tax	449	268		183		—	900
Tax Rate	3.6%	1.7	Pts	1.2	Pts	—	6.5%
Income from Continuing Operations	11,881	735		265		—	12,880
Income Margin from Continuing Operations	14.9%	0.9	Pts	0.3	Pts	—	16.1%
Diluted EPS from Continuing Operations	12.39	0.77		0.28		—	13.44

INTERNATIONAL BUSINESS MACHINES CORPORATION

QUARTERLY GAAP TO OPERATING BRIDGES

(UNAUDITED)

$ in millions, except for EPS numbers

For the three months ended March 31, 2017

		ACQUISITION		RETIREMENT
	GAAP	ADJUSTMENTS		ADJUSTMENTS		OPERATING

Gross Profit	7,944	119		—		8,063
Gross Profit Margin	43.8%	0.7	Pts	—		44.4%
SG&A	5,027	(139)		—		4,887
RD&E	1,484	—		—		1,484
Other Income & Expense	319	(4)		(347)		(31)
Total Expense & Other Income	6,521	(143)		(347)		6,031
Pre-Tax Income from Continuing Operations	1,424	262		347		2,033
PTI Margin from Continuing Operations	7.8%	1.4	Pts	1.9	Pts	11.2%
Tax	(329)	67		70		(192)
Tax Rate	-23.1%	6.3	Pts	7.4	Pts	-9.4%
Income from Continuing Operations	1,753	195		277		2,224
Income Margin from Continuing Operations	9.7%	1.1	Pts	1.5	Pts	12.3%
Diluted EPS from Continuing Operations	1.85	0.21		0.29		2.35

For the three months ended June 30, 2017

		ACQUISITION		RETIREMENT
	GAAP	ADJUSTMENTS		ADJUSTMENTS		OPERATING

Gross Profit	8,968	117		—		9,085
Gross Profit Margin	46.5%	0.6	Pts	—		47.1%
SG&A	5,033	(129)		—		4,904
RD&E	1,436	—		—		1,436
Other Income & Expense	273	(4)		(349)		(80)
Total Expense & Other Income	6,525	(133)		(349)		6,043
Pre-Tax Income from Continuing Operations	2,443	250		349		3,042
PTI Margin from Continuing Operations	12.7%	1.3	Pts	1.8	Pts	15.8%
Tax	111	66		105		282
Tax Rate	4.5%	1.8	Pts	2.9	Pts	9.3%
Income from Continuing Operations	2,332	183		244		2,760
Income Margin from Continuing Operations	12.1%	1.0	Pts	1.3	Pts	14.3%
Diluted EPS from Continuing Operations	2.48	0.20		0.26		2.94

For the three months ended September 30, 2017

		ACQUISITION		RETIREMENT
	GAAP	ADJUSTMENTS		ADJUSTMENTS		OPERATING

Gross Profit	8,981	114		—		9,095
Gross Profit Margin	46.9%	0.6	Pts	—		47.5%
SG&A	4,606	(125)		—		4,482
RD&E	1,291	—		—		1,291
Other Income & Expense	159	0		(273)		(114)
Total Expense & Other Income	5,917	(125)		(273)		5,519
Pre-Tax Income from Continuing Operations	3,065	238		273		3,576
PTI Margin from Continuing Operations	16.0%	1.2	Pts	1.4	Pts	18.7%
Tax	339	79		113		531
Tax Rate	11.0%	1.5	Pts	2.3	Pts	14.8%
Income from Continuing Operations	2,726	159		160		3,045
Income Margin from Continuing Operations	14.2%	0.8	Pts	0.8	Pts	15.9%
Diluted EPS from Continuing Operations	2.92	0.17		0.17		3.26

For the three months ended December 31, 2017

		ACQUISITION		RETIREMENT		TAX REFORM
	GAAP	ADJUSTMENTS		ADJUSTMENTS		ONE-TIME CHARGE		OPERATING

Gross Profit	11,049	99		—		—		11,149
Gross Profit Margin	49.0%	0.4	Pts	—		—		49.5%
SG&A	5,013	(116)		—		—		4,897
RD&E	1,378	—		—		—		1,378
Other Income & Expense	374	(32)		(371)		—		(30)
Total Expense & Other Income	6,580	(148)		(371)		—		6,061
Pre-Tax Income from Continuing Operations	4,469	247		371		—		5,087
PTI Margin from Continuing Operations	19.8%	1.1	Pts	1.6	Pts	—		22.6%
Tax	5,522	67		197		(5,475)		310
Tax Rate	123.6%	-4.7	Pts	-5.1	Pts	-107.6	Pts	6.1%
Income from Continuing Operations	(1,053)	181		174		5,475		4,777
Income Margin from Continuing Operations	-4.7%	0.8	Pts	0.8	Pts	24.3	Pts	21.2%
Diluted EPS from Continuing Operations	-1.14	0.19		0.19		5.90		5.14

INTERNATIONAL BUSINESS MACHINES CORPORATION
QUARTERLY GAAP TO OPERATING BRIDGES

(UNAUDITED)

$ in millions, except for EPS numbers

For the three months ended March 31, 2016

		ACQUISITION		RETIREMENT
	GAAP	ADJUSTMENTS		ADJUSTMENTS		OPERATING
Gross Profit	8,742	112		—		8,854
Gross Profit Margin	46.8%	0.6	Pts	—		47.4%
SG&A	5,970	(67)		—		5,903
RD&E	1,450	—		—		1,450
Other Income & Expense	358	(6)		(106)		247
Total Expense & Other Income	7,708	(73)		(106)		7,530
Pre-Tax Income from Continuing Operations	1,034	185		106		1,324
PTI Margin from Continuing Operations	5.5%	1.0	Pts	0.6	Pts	7.1%
Tax	(983)	47		27		(909)
Tax Rate	-95.1%	16.8	Pts	9.6	Pts	-68.7%
Income from Continuing Operations	2,016	138		79		2,233
Income Margin from Continuing Operations	10.8%	0.7	Pts	0.4	Pts	12.0%
Diluted EPS from Continuing Operations	2.09	0.14		0.09		2.32

For the three months ended June 30, 2016

		ACQUISITION		RETIREMENT
	GAAP	ADJUSTMENTS		ADJUSTMENTS		OPERATING
Gross Profit	9,759	129		—		9,888
Gross Profit Margin	48.2%	0.6	Pts	—		48.9%
SG&A	5,287	(159)		—		5,127
RD&E	1,459	—		—		1,459
Other Income & Expense	162	0		(125)		37
Total Expense & Other Income	6,710	(159)		(125)		6,426
Pre-Tax Income from Continuing Operations	3,049	289		125		3,463
PTI Margin from Continuing Operations	15.1%	1.4	Pts	0.6	Pts	17.1%
Tax	544	82		39		665
Tax Rate	17.8%	0.9	Pts	0.5	Pts	19.2%
Income from Continuing Operations	2,505	207		86		2,798
Income Margin from Continuing Operations	12.4%	1.0	Pts	0.4	Pts	13.8%
Diluted EPS from Continuing Operations	2.61	0.21		0.09		2.91

For the three months ended September 30, 2016

		ACQUISITION		RETIREMENT
	GAAP	ADJUSTMENTS		ADJUSTMENTS		OPERATING
Gross Profit	9,068	129		—		9,197
Gross Profit Margin	47.2%	0.7	Pts	—		47.8%
SG&A	4,693	(138)		—		4,554
RD&E	1,391	—		—		1,391
Other Income & Expense	92	(2)		(100)		(10)
Total Expense & Other Income	5,805	(140)		(100)		5,565
Pre-Tax Income from Continuing Operations	3,263	269		100		3,632
PTI Margin from Continuing Operations	17.0%	1.4	Pts	0.5	Pts	18.9%
Tax	409	73		40		521
Tax Rate	12.5%	1.1	Pts	0.8	Pts	14.3%
Income from Continuing Operations	2,854	197		60		3,111
Income Margin from Continuing Operations	14.8%	1.0	Pts	0.3	Pts	16.2%
Diluted EPS from Continuing Operations	2.98	0.21		0.06		3.25

For the three months ended December 31, 2016

		ACQUISITION		RETIREMENT
	GAAP	ADJUSTMENTS		ADJUSTMENTS		OPERATING
Gross Profit	10,947	124		—		11,071
Gross Profit Margin	50.3%	0.6	Pts	—		50.9%
SG&A	4,920	(136)		—		4,784
RD&E	1,426	—		—		1,426
Other Income & Expense	(19)	0		(116)		(136)
Total Expense & Other Income	5,962	(136)		(116)		5,709
Pre-Tax Income from Continuing Operations	4,986	260		116		5,362
PTI Margin from Continuing Operations	22.9%	1.2	Pts	0.5	Pts	24.6%
Tax	480	66		77		623
Tax Rate	9.6%	0.8	Pts	1.2	Pts	11.6%
Income from Continuing Operations	4,505	193		40		4,738
Income Margin from Continuing Operations	20.7%	0.9	Pts	0.2	Pts	21.8%
Diluted EPS from Continuing Operations	4.73	0.20		0.04		4.97

Attachment 3: Reclassified Management System Segment View

International Business Machines Corporation

Management System Segment View

			TECHNOLOGY
	COGNITIVE	GLOBAL BUSINESS	SERVICES AND
	SOLUTIONS	SERVICES	CLOUD PLATFORMS	SYSTEMS	GLOBAL FINANCING	TOTAL SEGMENTS
($M)
1Q16
TOTAL REVENUE	4,647	4,245	8,589	1,888	896	20,264
EXTERNAL REVENUE	3,979	4,131	8,424	1,675	410	18,619
INTERNAL REVENUE	668	113	165	212	486	1,645
SEGMENT PTI*	1,007	178	243	-12	386	1,801
PTI MARGIN*	22%	4%	3%	-1%	43%	9%

2Q16
TOTAL REVENUE	5,269	4,359	9,013	2,156	926	21,723
EXTERNAL REVENUE	4,675	4,255	8,857	1,950	424	20,162
INTERNAL REVENUE	594	103	156	206	502	1,561
SEGMENT PTI*	1,444	463	1,263	227	467	3,863
PTI MARGIN*	27%	11%	14%	11%	50%	18%

3Q16
TOTAL REVENUE	4,902	4,284	8,929	1,734	763	20,613
EXTERNAL REVENUE	4,235	4,191	8,748	1,558	412	19,145
INTERNAL REVENUE	667	93	180	176	352	1,468
SEGMENT PTI*	1,567	532	1,272	134	354	3,858
PTI MARGIN*	32%	12%	14%	8%	46%	19%

4Q16
TOTAL REVENUE	5,999	4,221	9,522	2,686	909	23,337
EXTERNAL REVENUE	5,297	4,121	9,308	2,530	447	21,704
INTERNAL REVENUE	701	100	214	156	462	1,633
SEGMENT PTI*	2,306	510	1,866	577	448	5,707
PTI MARGIN*	38%	12%	20%	21%	49%	24%

2016
TOTAL REVENUE	20,817	17,109	36,052	8,464	3,494	85,936
EXTERNAL REVENUE	18,187	16,700	35,337	7,714	1,692	79,630
INTERNAL REVENUE	2,630	409	715	750	1,802	6,307
SEGMENT PTI*	6,325	1,683	4,643	925	1,654	15,230
PTI MARGIN*	30%	10%	13%	11%	47%	18%

*Reclassified to reflect adoption of the FASB guidance on presentation of net periodic pension and nonpension postretirement benefit costs

International Business Machines Corporation

Management System Segment View

			TECHNOLOGY
	COGNITIVE	GLOBAL BUSINESS	SERVICES AND
	SOLUTIONS	SERVICES	CLOUD PLATFORMS	SYSTEMS	GLOBAL FINANCING	TOTAL SEGMENTS
($M)
1Q17
TOTAL REVENUE	4,778	4,092	8,376	1,562	768	19,576
EXTERNAL REVENUE	4,062	4,006	8,216	1,395	405	18,083
INTERNAL REVENUE	716	86	160	167	363	1,492
SEGMENT PTI*	1,268	281	673	-188	311	2,346
PTI MARGIN*	27%	7%	8%	-12%	40%	12%
2Q17
TOTAL REVENUE	5,214	4,190	8,579	1,924	705	20,612
EXTERNAL REVENUE	4,559	4,097	8,406	1,747	415	19,224
INTERNAL REVENUE	655	93	173	177	290	1,388
SEGMENT PTI*	1,610	312	994	73	282	3,270
PTI MARGIN*	31%	7%	12%	4%	40%	16%
3Q17
TOTAL REVENUE	5,030	4,185	8,621	1,948	698	20,482
EXTERNAL REVENUE	4,400	4,093	8,457	1,721	427	19,097
INTERNAL REVENUE	629	92	164	227	272	1,384
SEGMENT PTI*	1,643	442	1,177	337	243	3,843
PTI MARGIN*	33%	11%	14%	17%	35%	19%
4Q17
TOTAL REVENUE	6,078	4,244	9,358	3,511	997	24,188
EXTERNAL REVENUE	5,432	4,152	9,198	3,332	450	22,563
INTERNAL REVENUE	646	92	160	179	546	1,624
SEGMENT PTI*	2,273	327	1,441	906	443	5,390
PTI MARGIN*	37%	8%	15%	26%	44%	22%
2017
TOTAL REVENUE	21,100	16,711	34,934	8,945	3,168	84,857
EXTERNAL REVENUE	18,453	16,348	34,277	8,194	1,696	78,968
INTERNAL REVENUE	2,647	363	657	750	1,471	5,889
SEGMENT PTI*	6,795	1,362	4,286	1,128	1,278	14,849
PTI MARGIN*	32%	8%	12%	13%	40%	17%

*Reclassified  to reflect adoption of the FASB guidance on presentation of net periodic pension and nonpension postretirement benefit costs

Attachment 3A: Additional Revenue and Gross Profit Information

International Business Machines Corporation

COGNITIVE SOLUTIONS SEGMENT	1Q’16	2Q’16	3Q’16	4Q’16	FY’16	1Q’17	2Q’17	3Q’17	4Q’17	FY’17
Total External Revenue	3,979	4,675	4,235	5,297	18,187	4,062	4,559	4,400	5,432	18,453
Gross Profit $ (External)*	3,260	3,839	3,405	4,379	14,883	3,138	3,600	3,463	4,301	14,503
Gross Margin % (External)*	81.9%	82.1%	80.4%	82.7%	81.8%	77.3%	79.0%	78.7%	79.2%	78.6%

GLOBAL BUSINESS SERVICES SEGMENT	1Q’16	2Q’16	3Q’16	4Q’16	FY’16	1Q’17	2Q’17	3Q’17	4Q’17	FY’17
Total External Revenue	4,131	4,255	4,191	4,121	16,700	4,006	4,097	4,093	4,152	16,348
Gross Profit $ (External)*	1,057	1,109	1,195	1,097	4,457	938	1,011	1,108	1,021	4,077
Gross Margin % (External)*	25.6%	26.1%	28.5%	26.6%	26.7%	23.4%	24.7%	27.1%	24.6%	24.9%

TECHNOLOGY SERVICES AND CLOUD PLATFORMS	1Q’16	2Q’16	3Q’16	4Q’16	FY’16	1Q’17	2Q’17	3Q’17	4Q’17	FY’17
Total External Revenue	8,424	8,857	8,748	9,308	35,337	8,216	8,406	8,457	9,198	34,277
Gross Profit $ (External)*	3,437	3,672	3,665	3,983	14,757	3,188	3,400	3,462	3,752	13,802
Gross Margin % (External)*	40.8%	41.5%	41.9%	42.8%	41.8%	38.8%	40.4%	40.9%	40.8%	40.3%

SYSTEMS SEGMENT	1Q’16	2Q’16	3Q’16	4Q’16	FY’16	1Q’17	2Q’17	3Q’17	4Q’17	FY’17
Total External Revenue	1,675	1,950	1,558	2,530	7,714	1,395	1,747	1,721	3,332	8,194
Gross Profit $ (External)*	959	1,102	796	1,439	4,296	662	920	923	1,857	4,362
Gross Margin % (External)*	57.2%	56.5%	51.1%	56.9%	55.7%	47.5%	52.7%	53.6%	55.7%	53.2%

GLOBAL FINANCING SEGMENT	1Q’16	2Q’16	3Q’16	4Q’16	FY’16	1Q’17	2Q’17	3Q’17	4Q’17	FY’17
Total External Revenue	410	424	412	447	1,692	405	415	427	450	1,696
Gross Profit $ (External)*	174	164	156	162	655	129	128	108	133	497
Gross Margin % (External)*	42.4%	38.7%	37.8%	36.2%	38.7%	31.8%	30.8%	25.2%	29.5%	29.3%

TOTAL SEGMENTS	1Q’16	2Q’16	3Q’16	4Q’16	FY’16	1Q’17	2Q’17	3Q’17	4Q’17	FY’17
Total External Revenue	18,619	20,162	19,145	21,704	79,630	18,083	19,224	19,097	22,563	78,968
Gross Profit $ (External)*	8,887	9,886	9,216	11,060	39,050	8,055	9,059	9,064	11,064	37,241
Gross Margin % (External)*	47.7%	49.0%	48.1%	51.0%	49.0%	44.5%	47.1%	47.5%	49.0%	47.2%

*Reclassified to reflect adoption of the FASB guidance on presentation of net periodic pension and nonpension postretirement benefit costs